BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Equity Dividend V.I. Fund

(the “Fund”)

Supplement dated August 4, 2014

to the Statement of Additional Information dated May 1, 2014

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information” is revised as set forth below.

The table in the subsection entitled “Other Funds and Accounts Managed” as it relates solely to the Fund is deleted in its entirety and replaced with the following:

BlackRock Equity Dividend V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert M. Shearer	13	6	5	0	0	0
	$37.49 Billion	$2.56 Billion	$598.6 Million	$0	$0	$0
Tony DeSpirito*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Kathleen Anderson	11	6	5	0	0	0
	$36.40 Billion	$2.56 Billion	$598.6 Million	$0	$0	$0
David J. Cassese	7	2	5	0	0	0
	$34.71 Billion	$1.45 Billion	$598.6 Million	$0	$0	$0

*Information is as of August 4, 2014.

The following sentence is added as the last sentence to the second paragraph under the section “Portfolio Manager Compensation Overview”:

Mr. DeSpirito’s compensation has been guaranteed during his first year of employment.

The subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Geer, Kemp, Shearer, Cassese, Callan, Jamieson, Hart, Bristow, Williams, Balaraman and Coyle and Mdmes. King and Anderson” is deleted in its entirety and replaced with the following:

Messrs. Geer, Kemp, Shearer, DeSpirito, Cassese, Callan, Jamieson, Hart, Bristow, Williams, Balaraman and Coyle and Mdmes. King and Anderson

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Bartlett Geer, CFA Carrie King	Basic Value V.I.	Lipper Large Cap Value Fund Classification
Lawrence Kemp	Capital Appreciation V.I.	Lipper Large Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category

Portfolio Manager	Funds Managed	Applicable Benchmarks
Robert M. Shearer Tony DeSpirito Kathleen M. Anderson David J. Cassese	Equity Dividend V.I.	Lipper Equity Income and Lipper Global Natural Resources classification
Thomas Callan, CFA Ian Jamieson, CFA Nigel Hart, CFA	Global Opportunities V.I.	Lipper Mid-Cap Core Fund classification; Lipper International Multi-Cap Core fund classification; Lipper Global/Health/Biotechnology Fund classification
James Bristow, CFA	International V.I.	MSCI World; MSCI World ex-Greece; MSCI World ex-Portugal; MSCI World ex-Japan; MSCI AC World ex-Australia; MSCI AC World Info Tech; MSCI ACWI; MSCI ACWI ex-U.S.
Gareth Williams	International V.I.	MSCI ACWI ex-U.S.
Murali Balaraman John Coyle	Value Opportunities V.I.	Lipper Global Small-/Mid-Cap Fund classification; Morningstar Global Small-Cap Equity Fund classification; Lipper Small-Cap Value Fund classification; Lipper Mid-Cap Value Fund classification

The last sentence under the subsection captioned “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Deferred Compensation Program” is deleted in its entirety and replaced with the following:

Mdmes. Anderson and King and Messrs. Balaraman, Bliss, Cassese, Callan, Chamby, Christofel, Coyle, Delbos, DeSpirito, Garfin, Geer, Green, Hart, Jamieson, Keenan, Kemp, Kraeger, Mason, Miller, Ramkumar, Rieder, Roldan, Savage, Schoenhofen, Shearer, Stattman, Stournaras and Williams are eligible to participate in the deferred compensation program.

The last sentence under the subsection captioned “Portfolio Manager Compensation Overview — Other compensation benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Mdmes. Anderson and King and Messrs. Balaraman, Bliss, Cassese, Callan, Chamby, Christofel, Coyle, Delbos, DeSpirito, Garfin, Geer, Green, Hart, Jamieson, Keenan, Kemp, Kraeger, Mason, Miller, Ramkumar, Rieder, Roldan, Savage, Schoenhofen, Shearer, Stattman, Stournaras and Williams are eligible to participate in these plans.

Shareholders should retain this Supplement for future reference.

SAI-VAR-EDVI-0814SUP